Exhibit 99.1

Abeona THERAPEUTICS

H.C. Wainwright 28th Annual Global Investment Conference

September 15, 2026



Forward-looking statements

This presentation contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties. We have attempted to identify forward-looking statements by such terminology as "may," "will," "believe," "anticipate," "expect," "intend," "potential," and similar words and expressions (as well as other words or expressions referencing future events, conditions or circumstances), which constitute and are intended to identify forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, numerous risks and uncertainties, including but not limited to, our ability to successfully commercialize and market ZEVASKYN, including manufacturing sufficient batches of ZEVASKYN to meet demand; the therapeutic potential of ZEVASKYN; whether the unmet need and market opportunity for ZEVASKYN are consistent with the Company's expectations; continued interest in our portfolio; our ability to submit an investigational new drug application for ABO-701 and enroll patients in clinical trials; the outcome of future meetings with and inspections by the FDA or other regulatory agencies, including those relating to preclinical programs and to the cGMP manufacturing of ZEVASKYN; the ability to achieve or obtain necessary regulatory approvals for our pre-clinical programs; our ability to execute on our key business priorities; the impact of any changes in the financial markets and global economic conditions, including those resulting from changes to U.S. or other countries' trade policy, such as current or future tariffs; risks associated with data analysis and reporting; and other risks disclosed in the Company's most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to revise these forward-looking statements or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.

Abeona is a commercial-stage cell and gene therapy company



PRECLINICAL
PHASE 1/2
PHASE 3 / PIVOTAL
APPROVED
zevaskyn
(prademagene zamikeracel)
gene-modified cellular sheets
PSMA-SIR-T*
Advanced Prostate Cancer
PARTNERED
UX111**
Sanfilippo syndrome type A (MPS IIIA)
PDUFA Sep 19, 2026
Sales milestones, royalties
TSHA-102***
Rett syndrome
Clin, reg, sales milestones, royalties
Undisclosed (AAV204 capsid)****
Range of prevalent and rare retinal diseases
Clin, reg, sales milestones, royalties

*In-licensed in Q1 2026
Partners: **Ultragenyx Pharmaceutical Inc, ***Taysha Gene Therapies, Inc, **** Beacon Therapeutics (non-exclusive)

ZEVASKYN® adoption sets foundation for Abeona's growth

Q2 2026 Highlights

- **Growing Qualified Treatment Center (QTC) network** across U.S. is home to 40% of addressable market.
- **High unmet need in RDEB with growing interest in ZEVASKYN:** 100+ patients have been identified across QTCs and non-QTC physicians; working toward streamlining long, unpredictable administrative steps from patient ID to treatment.
- **12 commercial treatments launch-to-date:** 1 in Q4'25; 3 in Q1'26; 5 in Q2, 3 in Q3-to date (as of Aug 13). Revenue recognized for 10 patients*.
- **Robust launch foundation now in place** for long-term growth.
- **$146.8M in cash** funds commercial launch and ABO-701 IND work.



Net Product Revenue ($M)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.4
$8.7
$11.4
Q4 2025
Q1 2026
Q2 2026

Sequential Top-Line Growth:
Q2 net product revenue +31% Q/Q.

*One batch yielded fewer release-spec sheets than internal billing threshold . One batch failed a release identity assay, not related to safety or potency. Both patients received treatment, but revenue was not recognized.

Abeona THERAPEUTICS

RDEB is caused by lack of functional C7 protein, resulting in large, chronic wounds

- Rare and debilitating condition caused by mutations in both copies of *COL7A1* gene
- RDEB wounds can lead to serious life-threatening complications
  - Years of large painful wounds, itch and infection
  - 90% risk of developing squamous cell carcinoma (SCC) by age 55[2], systemic infection and sepsis
  - 76% likelihood of death by age 40[3]
- Lifelong burden on patients and caregivers

RDEB
TREATMENT GOALS

- **Provide multi-year durable wound healing**
- **Provide long-term pain and itch relief**
- **Reduce risk of SCC**



>30% of patient's body wounded[1]

1 Bruckner, et al. Orphanet J Rare Dis. 2020 Jan 3;15(1):1.; 2 South, et al. J Invest Dermatol. 2023 Nov;143(11):2108-2119.; 3 Tang, et al. Orphanet J Rare Dis. 2021 Apr 13;16(1):175.

zevaskyn®

(prademagene zamikeracel)

gene-modified cellular sheets

The only gene therapy that genetically modifies patient's own skin cells to treat wounds in children & adults with RDEB

- Single surgical treatment
- Extensive coverage across multiple wound areas
- Years of wound healing and pain relief in clinical studies



Geovanna, a ZEVASKYN® patient at age 8

Abeona THERAPEUTICS

Up to 12 ZEVASKYN sheets can be applied in one surgical session

Two pea-sized (8 mm) biopsies



Up to 12 ZEVASKYN sheets

ZEVASKYN sheets can be **joined together to treat larger wounds** on patient's front, back, or sides, or used **individually for smaller wounds**



7.5 cm
5.5 cm
About the size of a credit card.

ADULT with RDEB **CHILD with RDEB**



ZEVASKYN cellular sheet

Example RDEB wounds before and after ZEVASKYN treatment

BEFORE	AFTER ZEVASKYN	BEFORE	AFTER ZEVASKYN

Left thigh



Left leg



Left torso



Right arm



Source: Phase 3 VIITAL study patient; wounds scored as at least 75% healing at week 24; individual results vary
Wound healing scoring was Investigator-assessed per predefined criteria.

EB patients already travel significant distances for specialized care and have indicated willingness to travel for ZEVASKYN

Referral Catchment Areas For Key EB COEs *(2022-2023)*


300 mi.
600 mi.
100 mi.
50 mi.
500 mi.
50 mi.
1,000 mi.
400 mi.
Catchment area for nearest 70% of referrals
Catchment area for farthest 30% of referrals

- Roughly 40% of pts managed at EB COEs live out of state
- 70% of referrals come from 300 – 400 miles away

Note: Based on captured referral dynamics for patients affiliated with COEs between 2022 and 2023. 2022 – 2023 referral is available for ~50% of phenotypical pz-cel patients associated with COEs. Source: 2017 – 2023 Compile Claims; Abeona EB COE List, ClearView Analysis.; COE = Center of Excellence

Expanding ZEVASKYN QTC network enhances patient access


Stanford Medicine Children's Health
Ann & Robert H. Lurie Children's Hospital of Chicago
NewYork-Presbyterian/ Columbia University Irving Medical Center
Children's Hospital Colorado
Cincinnati Children's
Children's Hospital of Philadelphia
The University of Texas Medical Branch at Galveston

Patient support hub

Abeona Assist™
Your partner in navigation and support

Personalized support when you need it
(**1-855-ABEONA-1**)

ZEVASKYN patient journey

1. **Patient identify & ZEVASKYN consult/decision**
2. **Clinical prior authorizations**
3. **Financial clearance & scheduling**
4. **Biopsy & ZEVASKYN manufacturing, surgery**
5. **Hospital stay & discharge**

Steps 1–3: *Average 3-4 months (variable and dependent on patient/site/payer considerations)*

Step 4: *Revenue recognized* — *~25 days*

Step 5: *5-10 days*

Abeona THERAPEUTICS

Example of wound healing from Phase 1/2a long term follow up

Upper Back



Patient before treatment
Patient after surgery
F
C
A
D
Patient during long term follow up – year 2
F
D
C
A
Patient at end of in-person long term follow up – year 5
F
C
A
D

All images shown are from the same patient; Individual results may vary.

- **Study Design**: Open label, single arm (no placebo/control wounds), single-center
  - Because the study did not include a control group or placebo for comparison, it was not designed to determine whether the observed effects were due to ZEVASKYN
- **Patient Population**: 7 patients with RDEB, 38 chronic wounds treated
- **Planned continued virtual follow up, up to 15 years**

So JY, et al. Orphanet J Rare Dis. 2022.

Case study example of the longest patient follow up of 12 years from Phase 1/2a

Distal Right Forearm

Patient before treatment	Patient during long term follow up – Year 1	Patient during long term follow up – Year 6	Patient during long term follow up – Year 12
			

All images shown are from the same patient; Individual results may vary.

- **Study Design**: Open label, single arm (no placebo/control wounds), single-center
  - Because the study did not include a control group or placebo for comparison, it was not designed to determine whether the observed effects were due to ZEVASKYN
- **Patient Population**: 7 patients with RDEB, 38 chronic wounds treated
- **Planned continued virtual follow up, up to 15 years**

Villanueva Gaona R, et al. SID 2026 Poster.

Abeona THERAPEUTICS

Case study example of the longest patient follow up of 12 years from Phase 1/2a

Right Deltoid Shoulder

Patient before treatment



Patient during long term follow up – Year 1



Patient during long term follow up – Year 6



Patient during long term follow up – Year 12



All images shown are from the same patient; Individual results may vary.

- **Study Design**: Open label, single arm (no placebo/control wounds), single-center
  - Because the study did not include a control group or placebo for comparison, it was not designed to determine whether the observed effects were due to ZEVASKYN
- **Patient Population**: 7 patients with RDEB, 38 chronic wounds treated
- **Planned continued virtual follow up, up to 15 years**

Villanueva Gaona R, et al. SID 2026 Poster.

Examples of wound healing at 5 years for Phase 3 patients

Wound #: Location	Baseline Day -26 to Day -1	Month 6	Year 1	Year 2	Year 5
Subject # 1 Right Upper Arm					
Subject # 2 Left Leg, Anterior					
Subject # 3 Left Thigh, Lateral					

Individual results may vary

Eid E et al. "Sustained wound healing and long-term safety of prademagene zamikeracel in recessive dystrophic epidermolysis bullosa (RDEB): five-year results from the VIITAL™ phase 3 trial". Society for Investigative Dermatology (SID) 2026.
Investigator-assessed; multi-center, randomized, intrapatient-controlled study with 43 ZEVASKYN-treated wounds vs 43 matched control wounds in 11 patients with RDEB.

Abeona THERAPEUTICS

Significant U.S. commercial opportunity for ZEVASKYN

~1,300 U.S. DEB patients[1];
~750 RDEB ZEVASKYN-eligible patients

Anticipate average **2 treatment cycles** per patient to cover impacted body areas (**~1,500 treatment opportunities**)

$3.1M WAC per each treatment

Strong payer adoption and reimbursement with 98% commercial lives and all Medicaid States providing baseline coverage

zevaskyn®
(prademagene zamikeracel)
gene-modified cellular sheets

Cash flow positive upon treating >3 patients per month*

1. Claims Analysis 2024; re-assessed in 2026
* Not including R&D spend on potential new pipeline programs

Leveraging cell therapy
core competencies
to advance a novel pipeline



PSMA SIR-T™ for Advanced Prostate Cancer

PSMA SIR-T™ (ABO-701) has the potential to unlock cell therapy for prostate cancer patients with a high unmet need



- PSMA is a **validated target in prostate cancer**, but CAR-Ts and other immunotherapies targeting PSMA have failed to deliver durable efficacy and acceptable safety profiles
- PSMA SIR-T™ is a radically **novel engineered T-cell technology** with the potential to unlock cell therapy in prostate cancer
- Global KOLs in prostate cancer are **eager to participate in clinical trials with PSMA SIR-T™**
- Abeona leadership in **advancing complex cell and gene therapies** from academia through commercialization and with **oncology experience**



- Advanced prostate cancer claims **>30,000 lives in the US annually**
- **High mortality** despite advances (e.g., combinations with androgen receptor pathway inhibitors and radioligand therapies)

Abeona THERAPEUTICS

Anchored by ZEVASKYN and unique capabilities to commercialize complex genetic medicines, Abeona is poised for growth

Significant support of ZEVASKYN from RDEB community and commercial launch on positive trajectory



$11.4M net product revenue in Q2 2026, 31% quarter-over-quarter increase



Pipeline solid tumor oncology PSMA program represents a multi-billion-dollar opportunity

